SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) May 27, 2004
                                                 ------------



                        Exact name of registrants as
                     specified in their charters, address        IRS Employer
   Commission         of principal executive offices and        Identification
   File Number          registrants' telephone number               Number
----------------  -----------------------------------------  ------------------
     1-14465                     IDACORP, Inc.                   82-0505802
     1-3198                   Idaho Power Company                82-0130980
                             1221 W. Idaho Street
                             Boise, ID 83702-5627
                                (208) 388-2200

               State or Other Jurisdiction of Incorporation: Idaho



                                      None
--------------------------------------------------------------------------------
          Former name or former address, if changed since last report.

                                  IDACORP, Inc.
                               IDAHO POWER COMPANY
                                    Form 8-K


Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Moody's Places Ratings of IDACORP and IPC Under Review for Possible Downgrade
-----------------------------------------------------------------------------

On June 8, 2004, Moody's Investors Service (Moody's) placed the long-term ratings of IDACORP, Inc. and the long-term and short-term ratings of Idaho Power Company (IPC) under review for possible downgrade. Any downgrade would be expected to increase the cost of new debt and other issued securities going forward.

Moody's stated that their review of the ratings reflected concerns about 1) the lower than expected rate increase granted in Idaho Power's general rate case; 2) potentially higher external funding for Idaho Power's estimated capital expenditures of $643 million over the next three years; and 3) the fifth year of drought conditions and resulting higher costs of power supply.

The following outlines the current Standard & Poor's Ratings Services (Standard & Poor's), Moody's and Fitch Inc. (Fitch) ratings of IDACORP's and IPC's securities, with the ratings currently under review by Moody's marked with an asterisk:

--------------------------------------------------------------------------------
              Standard and Poor's          Moody's                 Fitch
--------------------------------------------------------------------------------
                IPC       IDACORP      IPC       IDACORP      IPC      IDACORP
--------------------------------------------------------------------------------
 Corporate       A-         A-         A3*        Baa1*       None       None
   Credit
   Rating
--------------------------------------------------------------------------------
   Senior        A         None        A2*        None         A         None
Secured Debt
--------------------------------------------------------------------------------
   Senior       BBB+       BBB+        A3*       Baa 1*        A-        BBB+
 Unsecured
    Debt
--------------------------------------------------------------------------------
 Preferred      BBB        None       Baa2*       None        BBB+       None
   Stock
--------------------------------------------------------------------------------
   Trust        None        BBB        None       Baa2*       None       BBB
 Preferred
   Stock
--------------------------------------------------------------------------------
 Short-Term    BBB+/A-2    None         A3/       None        None       None
 Tax-Exempt                           VMIG-1*
    Debt
--------------------------------------------------------------------------------
 Commercial     A-2         A-2        P-1*        P-2        F-1        F-2
   Paper
--------------------------------------------------------------------------------
   Rating      Stable     Stable     Negative   Negative     Stable     Stable
  Outlook
--------------------------------------------------------------------------------

These security ratings reflect the views of the rating agencies. An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change. Each rating should be evaluated independently of any other rating.


Idaho Supreme Court Denies IPUC's Petition for Rehearing
--------------------------------------------------------

On May 27, 2004, the Idaho Supreme Court issued an order denying the Idaho Public Utilities Commission's (IPUC) petition for rehearing of the Court's opinion released March 30, 2004. In the March 30 opinion, the Court vacated an IPUC order denying IPC's recovery of reduced/lost revenues resulting from IPC's Irrigation Load Reduction Program (Program). The Program was implemented, with IPUC approval, to encourage IPC's large irrigation customers to reduce their energy consumption during the 2001 growing season. While the IPUC allowed IPC to recover the direct costs of the Program under the annual 2002-2003 Power Cost Adjustment, the IPUC issued an order on April 15, 2002 denying IPC's request to recover reduced/lost revenues resulting from the Program. In May 2002, IPC filed a Petition for Reconsideration, which the IPUC denied in August 2002. As a result of this decision, IPC expensed approximately $12 million and appealed the decision to the Court.

The matter has now been remanded to the IPUC to determine the amount of reduced/lost revenues to be recovered by IPC in connection with the Program. IPC had submitted its calculation of reduced/lost revenues of $12 million in the earlier IPUC proceeding, and upon remand will again request recovery of this amount. IPC cannot predict what level of recovery it will receive or the timing of such recovery.

Certain statements contained in this current report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are "forward-looking statements" within the meaning of federal securities laws. Although IDACORP and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Important factors that could cause actual results to differ materially from the forward-looking statements include: changes in governmental policies and regulatory actions, including those of the Federal Energy Regulatory Commission, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, relicensing of hydroelectric projects, recovery of purchased power, recovery of other capital investments, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs) and other refund proceedings; litigation resulting from the energy situation in the western United States; economic, geographic and political factors and risks; changes in and compliance with environmental and safety laws and policies; weather variations affecting customer energy usage; operating performance of plants and other facilities; system conditions and operating costs; population growth rates and demographic patterns; pricing and transportation of commodities; market demand and prices for energy, including structural market changes; changes in capacity and fuel availability and prices; changes in tax rates or policies, interest rates or rates of inflation; changes in actuarial assumptions; adoption of or changes in critical accounting policies or estimates; exposure to operational, market and credit risk; changes in operating expenses and capital expenditures; capital market conditions; rating actions by Moody's, Standard & Poor's and Fitch; competition for new energy development opportunities; results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general economic conditions; natural disasters, acts of war or terrorism; increasing health care costs and the resulting effect on health insurance premiums paid for employees and on the obligation to provide post retirement health care benefits; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; technological developments that could affect the operation and prospects of our subsidiaries or their competitors; legal and administrative proceedings (whether civil or criminal) and settlements that influence business and profitability; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Form 10-K for the year 2003, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 and other reports on file with the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: June 9, 2004

                                          IDACORP, Inc.

                                          By:/s/Darrel T. Anderson
                                                ------------------
                                                Darrel T. Anderson
                                                Vice President, Chief Financial
                                                Officer and Treasurer





                                          IDAHO POWER COMPANY

                                          By:/s/Darrel T. Anderson
                                                ------------------
                                                Darrel T. Anderson
                                                Vice President, Chief Financial
                                                Officer and Treasurer